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                                                                   EXHIBIT 10.43


                            OMEGA PROTEIN CORPORATION
                 1998 NON-MANAGEMENT DIRECTORS STOCK OPTION PLAN

     1. PURPOSE. Omega Protein Corporation (the "Company") has adopted the 1998 Non-Management Directors Stock Option Plan (the "Plan"). The purpose of the Plan is to enable the Company to attract, retain and reward non-management directors by offering them an opportunity to have a greater proprietary interest in and closer identity with the Company and its financial success. The Plan will provide a means whereby such directors may purchase shares of the Company's common stock, par value $.01 per share (or any class of stock into which the common stock is converted or reclassified as provided in Section 18 hereof) (the "Common Stock"), pursuant to non-qualified stock options ("NSO" or "Options").

     2. ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company (the "Board"), which, to the extent it shall determine, may delegate its powers with respect to the administration of the Plan (except its powers pursuant to Section 18, below) to a committee of directors. In the event that the Board chooses to appoint such a Committee of directors, references herein to the Board (except solely with respect to Section 18, below) shall be deemed to refer to such Committee. In the event that a Committee is appointed, then a majority of the members of the Committee will constitute a quorum. The Committee may act by the vote of a majority of its members present at a meeting at which there is a quorum or by unanimous written consent.

     Subject to the provisions of the Plan, the Board shall have authority: (i) to construe and interpret the Plan; (ii) to define the terms used herein; (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; (iv) to establish the fair market value of the Common Stock as provided under the Plan; and (v) to make all other determinations necessary or advisable for the administration of the Plan. All determinations and interpretations made by the Board shall be binding and conclusive on all Participants (defined below) in the Plan and their legal representative and beneficiaries. No member of the Board shall be liable for any action taken or determined to be in good faith.

     3. SHARES SUBJECT TO THE PLAN. Subject to adjustment as provided for in
Section 18 below, the shares to be offered under the Plan shall consist of the Company's authorized but unissued Common Stock, par value $.01 per share, or shares of Common Stock held by the Company in its treasury. The aggregate number of shares of such Common Stock which may be issued upon the exercise of all Options under the Plan shall not exceed 620,000 shares. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for Options to be granted under the Plan.



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     4. ELIGIBILITY AND PARTICIPATION. Each director of the Company, or any of its subsidiary corporations hereinafter created who are not, on the date of grant, employees of the Company (each a "Director") shall be eligible for participation in the Plan (each Director together with his succorrs or assigns permitted hereunder, a "Participant"). For all purposes of the Plan, subsidiary corporations shall have the meaning provided in Section 424(f) of the Code.

     5. OPTION. The following provisions shall apply with respect to shares awarded to Directors:

        (a) Options to purchase 568,200 shares of the Company shall be granted to the Director who is the Company's initial Chairman of the Board, options to purchase 14,200 shares of Common Stock shall be granted to each other Director who is serving in such capacity on the date of adoption of this Plan and options to purchase 14,200 shares of Common Stock shall be granted to each Director elected after the date of the adoption of this Plan.

        (b) Each Option shall be evidenced by a written agreement specifying, at a minimum, the following: the type of Option granted; the Option exercise price; the terms for payment of the exercise price; the duration of the Option and the number of shares of Common Stock to which the Option pertains (the "Option Agreement").

     6. REQUIRED TERMS AND CONDITIONS OF OPTIONS. The provisions of each Option granted to an Director under this Section 6 shall be in such form and subject to such restrictions and conditions and other terms as the Board may determine at the time of the grant, the applicable Option Agreement and the following specific rules:

        (a) Exercise Price. Except as otherwise provided, the per share exercise price of each Option granted to the initial Directors shall be no less than the Fair Market Value of the Common Stock established by the Board in the manner prescribed herein, in the discretion of the Board. In no event may the exercise price be less than the par value of the Common Stock subject to such Option.

     As used herein, "Fair Market Value" means, as of a particular date, (i) if the shares of Common Stock are listed on a national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal such national securities exchange on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (ii) if the shares of Common Stock are not so listed but are quoted in the NASDAQ National Market System the closing sales price per share of Common Stock on the NASDAQ National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported or (iii) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last


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preceding date on which such quotations shall be available, as reported by
NASDAQ, or, if not reported by NASDAQ, by the National Quotation Bureau, Inc. or if not so reported, then as determined by the Board based on such factors as it deems appropriate.

        (b) Maximum Term. Subject to earlier termination as provided below, each Option shall expire and shall not be exercisable after the expiration of ten
(10) years from the date it is granted.

        (c) Time of the Essence. The Board shall specify in each Option Agreement, at the time each Option is granted, that time is of the essence with respect to the duration of each Option and the time or times within which (during the term of the Option) all or portions of each Option may be exercised, except to the extent other terms of exercise specifically provided by other provisions of the Plan.

        (d) Vesting and Exercise. Each Option shall ratably vest over the three year period following the date of grant and may be exercised up to the amount of the Option that has been vested at any time during the term of such Option.

        (e) Expiration Upon Termination of Directorship. An Option granted hereunder shall expire on the first to occur of: (i) the applicable date or dates determined pursuant to subsection 6(b); or (ii) ninety (90) days subsequent to the date that the holder thereof is no longer a director of the Company.

     7. METHOD OF EXERCISE OF OPTIONS. Any Option granted under the Plan may be exercised by the Director, by a legatee or legatees of such Option under the Director's Last Will, by his executors, personal representatives or distributees, or by his assignee or assignees as provided below, by delivering to the Secretary of the Company written notice of the number of shares of Common Stock with respect to which the Option is being exercised, accompanied by full payment to the Company of the exercise price of the shares being purchased under such Option, and by satisfying all other conditions provided for in the Plan. Except as otherwise provided in the Plan, the exercise price of Common Stock upon exercise of any Option by a Participant shall be paid in full in cash; or at the Board's discretion in any of the following manners: (i) in Common Stock valued at its Fair Market Value on the date of exercise; (ii) in cash by a broker-dealer to whom the Participant has submitted an exercise notice consisting of a fully endorsed Option; (iii) by agreeing to surrender to the Company Options then exercisable by such Participant valued at the excess of aggregate Fair Market Value of the Common Stock subject to such Options on the date of exercise over the aggregate option price of such Common Stock; (iv) by directing the Company to withhold such number of shares of Common Stock otherwise issuable upon exercise of such Option having an aggregate Fair Market Value on the date of exercise equal to the exercise price of such Option; or
(vi) by such other medium of payment as the Board, in its discretion, shall authorize, or any combination of the foregoing at the discretion of the Board, or in any manner provided in an Option Agreement. In the case of payment pursuant to (i), (ii), (iii) or (iv), above, the Participants' election must be made on or prior


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to the date of the exercise of the Option and must be irrevocable.

     8. TERMS AND CONDITIONS OF OPTIONS. The obligations of the Company to sell and deliver the Common Stock under the Plan shall be subject to a registration statement the covering the shares of Common Stock issuable upon exercise of options granted hereunder being filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended, and compliance all other applicable regulations and rules. Nothing in this Plan shall be deemed to obligate the Company to effect any such registration. A Participant shall have no rights as a stockholder with respect to any shares covered by an Option granted to, or exercised by such Participant for such shares. No adjustment shall be made for dividends or rights for which the record date is prior to the date such stock certificate is delivered.

     9. NONTRANSFERABILITY.

        (a) Except as provided in subsection (b) next below, Options granted under the Plan and any rights and privileges pertaining thereto, may not be transferred, assigned, pledged or hypothecated in any manner, by operation of law or otherwise, other than by will or be the laws of decent and distribution and shall not be subject to execution, attachment or similar process. The granting of an Option shall impose no obligation upon the applicable Participant to exercise such Option.

        (b) Notwithstanding the provisions of subsection (a) above, a Participant, at any time prior to his death, may assign all or any portion of an Option granted to him to: (i) his spouse, sibling or lineal descendant; (ii) the trustee of a trust for the sole benefit of his spouse, sibling and lineal descendants; or (iii) a partnership of which his spouse, sibling and lineal descendants are the only partners. In such event, the spouse, siblings, lineal descendants, trustees or partnership will be entitled to all of the rights of the Participant with respect to the assigned portion of such Options, and such portions of the Options will continue to be subject to all the terms, conditions and restrictions applicable to the Options, as set forth herein and in the related Option Agreements, immediately prior to the effective date of the assignment. Any such assignment will be permitted only if: (A) the Participant does not receive any consideration for such assignment; and (B) the assignment is expressly permitted by the applicable Option Agreement as approved by the Board. Any such assignment shall be evidenced by an appropriate written document executed by the Participant, and a copy thereof shall be delivered to the Company on or prior to the effective date of the assignment in a form acceptable to the Board.

     10. INDEMNIFICATION OF THE BOARD. In addition to such other rights of indemnification as they may have as members of the Board, or as members of the Committee, or as its delegatees, the members of the Board, and its delegatees shall be indemnified by the Company against: (a) the reasonable expenses (as such expenses are incurred), including attorneys' fees actually and necessarily incurred in connection with any appeal thereto), to which they or any of them may be a party by reason of any action taken


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or failure to act under or in connection with the Plan or any Option, except as the Option holder or such holder's predecessor-in-interest; and (b)against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company and paid by them in satisfaction of any judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Board member or delegatee is liable for gross negligence or misconduct in the performance of his or her duties; provided that within sixty
(60) days after institution of any such action, suit or proceeding, a Board member or delegatee shall, in writing, offer the Company the opportunity, at its own expense, to handle and defend same.

     11. NO CONTRACT OF EMPLOYMENT OR ENTITLEMENT TO POSITION. Neither the adoption of the Plan nor the grant of any Option shall be deemed to obligate the Company or any subsidiary (if any) to employ any Director in any capacity or to entitle any Director to continue in his capacity as a Director of the Company for any particular period, nor shall the granting of any Option constitute a request or consent to postpone the retirement date of any Director.

     12. TERMINATION AND AMENDMENT OF PLAN.

        (a) The Board may at any time terminate, suspend or modify the Plan without the authorization of stockholders to the extent allowed by law. The Board may also at any time amend or revise the terms of the Plan, provided that no such amendment or revision shall, unless any stockholder approval of such amendment or revision is required under applicable law, increase the maximum number of shares in the aggregate which may be sold pursuant to Options granted under the Plan, except as specifically permitted under the Plan, or change the minimum purchase price of Options set forth or increase the maximum term of the Options as provided for in Section 6, above, or permit the granting of Options to anyone other than as provided in Section 4 above.

        (b) No termination, suspension or modification of the Plan shall adversely affect any right acquired by any Participant under an Option granted before the date of such termination, suspension or modification, unless such Participant shall consent; but it shall be conclusively presumed that any adjustment for changes in capitalization as provided for herein does not adversely affect any such right.

     13. EFFECTIVE DATE OF PLAN. The Plan shall become effective upon the adoption by the Board and approval by the holders of a majority of the outstanding shares of Common Stock of the Company present, or represented, and entitled to vote at a stockholder's meeting (or submitted for approval by an Action by Unanimous Consent of such stockholders).

     14. WITHHOLDING TAXES. Whenever the Company proposes or is required to transfer or issue shares of Common Stock to a Participant under the Plan, the Company shall


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have the right to require the Participant to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates evidencing such shares. If such certificates have been delivered prior to the time a withholding obligation arises, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements at the time such obligation arises and to withhold from other amounts payable to such Participant, as compensation or otherwise, as necessary to satisfy any withholding requirements. Whenever payments under the Plan are to be made to a Participant in cash, such payments shall be net of any amounts sufficient to satisfy all federal, state and local withholding tax requirements.

     15. GOVERNING LAW. The Plan, and all Option Agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Nevada, and in the case of ISO's, Section 422 of the Code and regulations issued thereunder.

     16. SUCCESSORS. In the event of a sale of substantially all of the assets of the Company, or a merger, consolidation or share exchange involving the Company, all obligations of the Company under the Plan with respect to Options granted hereunder shall be binding on the successor to the transaction.

     17. NOTICES. Notices given pursuant to the Plan shall be in writing and shall be deemed received when personally delivered, when delivered by a nationally recognized overnight delivery or courier service; or when received as evidenced by a return receipt when such notice is delivered by United States Postal Service by registered or certified mail, postage prepaid. Notice to the Company shall be directed to the Chief Executive Officer.

     18. ADJUSTMENTS. If the outstanding shares of the Common Stock of the Company (or any other class of shares or securities which shall have become eligible for grant under the Plan pursuant to this sentence) are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through reorganization, reclassification, stock dividend, stock split, reverse stock split or similar transaction, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which Options may be granted under the Plan. A corresponding adjustment changing the number and kind of shares allocated to unexercised Options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in the outstanding Options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Options but with a corresponding adjustment in the price for each share or other unit of any security covered by such Options.

     Upon the dissolution or liquidation of the Company, or upon are organization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation,or upon the sale of substantially all of the property or more than sixty-six and two-thirds percent (66 2/3%) of the then outstanding


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stock of the Company to another corporation(s), the Plan shall terminate, and all Options theretofore granted hereunder shall terminate; provided, however, that notwithstanding the foregoing, the Board shall provide in writing in connection with such transaction for any or all of the following alternatives (separately or in combinations): (i) for the Options theretofore granted to become immediately exercisable notwithstanding the provisions of Section 7 above; (ii) for the assumption by the successor corporation of the Options theretofore granted or the substitution by such corporation for such Options and rights of new Options and rights covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (iii) for the continuance of the Plan by such successor corporation in which event the Plan and the Options theretofore granted shall continue in the manner and under the terms so provided; or (iv) for the payment of cash or stock in lieu of and in complete satisfaction of such Options.

     Adjustments under this Section 18 shall be made by the Board, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of stock shall be issued under the Plan on any such adjustment.

     19. TERM OF THE PLAN. The Plan shall be effective as of the date on which it is adopted by the Board, subject to the approval of the stockholders of the Company within one year from the date of adoption by the Board. The Plan will terminate on the date ten years after the date of adoption, unless sooner terminated by the Board. The rights of optionees under options outstanding at the time of termination of the Plan shall not be affected solely by reason of the termination of the Plan and shall continue in accordance with the terms of the option (as then in effect or thereafter amended) and the Plan.


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